UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 12, 2026
Date of Report (date of earliest event reported)
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ACV Auctions Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40256	47-2415221
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
640 ELLICOTT STREET #321
Buffalo, NY 14203
(Address of principal executive offices and zip code)
(800) 553-4070
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	ACVA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item1.01 Entry into a Material Definitive Agreement.
On May 12, 2026, ACV Auctions Inc. (the “Company”), entered into an accelerated share repurchase agreement (the “ASR Agreement”) with Citibank, N.A. (“Citibank”) to repurchase $50 million of the Company’s shares of common stock (the “Accelerated Share Repurchase”) as part of the Company’s previously announced share repurchase program.

Under the ASR agreement, on May 13, 2026, the Company will make an aggregate payment of $50 million to Citibank and expects to receive an initial delivery of approximately 70% of the shares of the Company’s common stock initially underlying the ASR Agreement. The total number of shares to be repurchased by the Company pursuant to the ASR Agreement will be based on the volume-weighted average price of the Company’s common stock on specified dates during the term of the ASR Agreement, less a discount, and subject to customary adjustments under the terms and conditions of the ASR Agreement. The transactions under the ASR Agreement are expected to be completed no later than the fourth quarter of fiscal 2026.

The ASR Agreement contains the terms of the Accelerated Share Repurchase, including, but not limited to, the share calculation mechanism, delivery timing, circumstances under which Citibank is permitted to make adjustments to valuation and calculation periods, mutual representations and warranties, and early termination conditions. This summary is qualified in its entirety by reference to the ASR Agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits
(d): Exhibits

Exhibit No.	Description
10.1	Master Confirmation – Accelerated Share Repurchase Agreement, between the Company and Citibank, N.A., dated May 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACV AUCTIONS INC.

Date	May 13, 2026	By:	/s/ Leanne Fitzgerald
Leanne Fitzgerald
Chief Legal Officer